UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-4084

HAWAIIAN TAX-FREE TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:

(212) 697-6666

Date of fiscal year end:   03/31/23

Date of reporting period:  09/30/23

FORM N-CSRS

ITEM 1.     REPORTS TO STOCKHOLDERS

Semi-Annual Report September 30, 2023

Hawaiian Tax-Free Trust The Importance of Active Management for Changing Market Conditions Serving Hawaii investors since 1985

November, 2023

Dear Fellow Shareholder:

The financial markets have continued with what has become an ongoing theme of uncertainty. Concerns about the future direction of interest rates, as well as the underlying health of the U.S. economy have kept investors guessing, wondering where we go from here. Will the Federal Reserve (the “Fed”) raise rates further, or are we approaching the end of its current monetary policy? Is the Fed able to successfully manage the economy and execute a so-called “safe landing?” Can lingering inflation be quelled enough, or might the economy enter a recession? These are all valid questions on the minds of many of our fellow shareholders. While no one has a crystal ball, of course, we believe it’s important for investors to understand the main factors driving financial markets, and to evaluate whether their portfolios are aligned with their long-term investment goals. So, let’s break things down to help keep them in perspective.

Key Factors Impacting Municipal Bonds

Interest rates are generally the primary factor impacting fixed income securities, including the municipal bonds in which your Trust invests. Since March of 2022, interest rates have risen dramatically. This has had a direct effect on bonds. And, given the inverse relationship between yields and prices, the values of most bonds fell in turn. For some investors who already owned or may continue to own municipal bonds, this may have created a sense of trepidation, as they may have seen a reduction of their principal investment, at least “on paper.” However, considering the inverse price/yield relationship, yields on those investments generally increased as a result of changing market conditions. Considering that current income is the primary objective for most fixed income investors, we feel this is an important aspect to keep in mind, particularly for those of us with a long-term time horizon. This especially applies to investors who choose to reinvest dividends earned on their bond investments. Having the dividends reinvested enables investors to take advantage of compounded earnings (earning interest on top of interest), which may contribute significantly to long-term total returns. In the case of your municipal bond fund, that means reinvesting dividends and adding to your investment principal by accumulating additional shares. As for investors who may be considering new or additional exposure to the municipal asset class, we feel that prevailing market conditions may present select opportunities given certain price declines and attractive relative valuations, in addition to the increase in yields. But even with a relatively conservative asset class such as municipal bonds, we believe it’s prudent to proceed carefully and consistent with one’s investment objectives.

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When it comes to specific elements that contribute to changes in interest rates, all eyes remain focused on the Federal Reserve, as the direction of interest rates takes its cue from the Federal Funds rate (the rate that banks charge one another to borrow or lend excess reserves overnight). Since instituting a “tighter” monetary policy in March of 2022 in an attempt to contain inflation, while at the same time reducing its balance sheet, the Fed has to date raised rates 11 times for a total increase of 5.25%. During the Federal Open Market Committee Meeting (“FOMC”) in July, the latest increase brought the Federal Funds rate to a target range of 5.25%–5.50% — the highest level in 22 years.

Since then, the Fed decided to hold off implementing additional rate hikes at the FOMC meetings in both September and October, which marked the first time in over a year that the central bank left rates unchanged over the course of two consecutive meetings. While some forecasters have interpreted the pauses as a sign of the end of the current monetary policy, inflation remains stubbornly above the Fed’s 2% target level. Thus, others are anticipating a possible rate increase before the end of 2023, or even into 2024. In any event, Federal Reserve Chair Jerome Powell has stated that the Fed has assumed a “higher for longer” stance on interest rates, and any further action or changes to its monetary policy is dependent on economic data.

The state of the U.S. economy, along with associated data, also contributes heavily to the municipal bond market. In addition, other economic issues, both domestic and abroad, influence the economy and financial markets. The unfortunate conflicts that persist in Ukraine, and continue to develop in the Middle East, have added an additional layer of uncertainty. It’s reasonable to wonder what effect these geopolitical events may have on particular aspects of the global – and domestic – economy and specific market sectors, such as energy — and the possible ripple effects going forward. In the meantime, the municipal market has experienced a series of starts and stops during this fiscal period, as opposed to demonstrating discernable and lasting trends. As the financial markets have experienced over their long history, these recent events are stark realities that result in ever-changing conditions. There have been glimmers of encouragement during 2023, as several key indicators suggest positive economic expansion. Specifically, job growth continues to be strong, and the national unemployment rate has remained relatively low. These, as well as other better-than-expected economic results, have contributed to overall improvement in the municipal market, albeit modest.

However, municipal bonds, along with other interest rate-sensitive investments, have faced stiff headwinds as well. For instance, on August 1, 2023, Fitch Ratings downgraded the credit rating of U.S. government debt, from AAA to AA+. As a result, municipal yields rose, moving in sync with U.S. Treasury yields, which weighed heavily on the asset class. The credit rating downgrade was only the second time that occurred in our nation’s history. Previously, Standard & Poor’s downgraded the government’s credit rating (on August 5, 2011), also from AAA to AA+. The other major credit rating agency, Moody’s Investors Service, currently maintains a rating of Aaa for U.S. debt. Where the market goes from here remains to be seen. Much is reliant on its core fundamentals and relative measures. Let’s take a closer look.

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Market Fundamentals

As we consider current market conditions, everything is relative, of course. And since interest rates are at the heart of municipal bond yields and valuations, the unusual shape of the yield curve has presented a combination of questions, challenges and opportunities. Although the majority of the municipal yield curve remains positively-sloped (as of October 31, 2023), the portion of the curve encompassing the first five years of maturity is inverted — a phenomenon that began in the fourth quarter of 2022.

For context, a distinguishing characteristic of the municipal yield curve has historically been its general upward slope, with long-term bonds typically offering higher yields than shorter-term bonds. Despite some flattening over the past year, the municipal curve has retained its upward slope between the 5-year and 30-year maturity range. Given ever-changing market conditions, your Trust’s investment management team continues to closely monitor every aspect of the yield curve, along with relative yields and valuations, seeking to identify select opportunities that this unprecedented situation offers.

From a supply and demand perspective, the national decline in new bond issuance has continued to be a significant development in the municipal bond market over the past year. This decline in new issuance is primarily due to the substantial increase in interest rates and accelerated pace of Fed rate hikes over much of the past year. Nationally, issuance from January–September of 2023 declined 13%, as compared to the first nine months of 2022. That’s on top of significant declines in the year prior. This lack of new issue supply has made sourcing bonds challenging at times. However, this slower pace of new issuance is viewed by some as a positive credit trend for municipal bonds, given that many local governments are sitting on considerable amounts of federal pandemic relief cash and running budget surpluses, and therefore, may not necessarily need to access the capital markets in the short term. Fiscal stimulus and strong revenue collections have helped many local governments and issuers maintain robust municipal credit fundamentals.

With low new issuance and elevated secondary market trading activity, institutional demand for municipal bonds is generally viewed as being relatively high. This demand is most evident in the ratio of municipal yields versus U.S. Treasury yields. As of September 30, 2023, the 5-year maturity range of AAA-rated municipal securities (as measured Bloomberg) was yielding 73% of U.S. Treasuries, which compared to 76% at the same point in 2022. For the 10-year maturity range, municipals were yielding 76% of Treasuries as of September 30, 2023, compared to 86% the previous year. While these ratios can be primarily attributed to high demand in a low-issuance market, they may also be an indication of the perceived value in the current market on a relative basis, especially when considering the federal tax-exemption generally offered. by municipal bonds.

Staying the Course

At Aquila Group of Funds, we remain optimistic in the long term for the municipal bond market. Municipal bonds are vital to financing the infrastructure of our states and local communities. Moreover, they may play an important role in an investor’s asset allocation strategy. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty. And we feel it’s critical for our fellow shareholders

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to stay true to their individual financial goals. Below are a few key items to keep in mind when considering your investment options:

•	Investment objectives – Identify the desired results that are most important to you when it comes to an investment’s stated objectives. For example, high current income, as is consistent with preservation of capital, and tax-exempt income, among others.
•	Time horizon – Determine your projected need for the investment principal. Included in this may be the ability to recover potential losses due to declines in market value, particularly, if the Fed is near the end of its tightening cycle.
•	Risk tolerance – Assess your sentiment towards risk, your ability to withstand market volatility, whether financially or emotionally, as well as your willingness to accept fluctuations in principal value.
•	Portfolio diversification – “Don’t put all your eggs in one basket,” as the saying goes. Having a diversified portfolio of various types of investment vehicles, characteristics and correlations can help manage changing market conditions and associated risks.
•	Consult with a financial professional – Ensure that any investment you choose is aligned with your individual financial goals, such as the items referenced above, along with any other considerations pertaining to your unique situation. A trusted financial professional can help you choose the investments that are right for you.

Just as Aquila Group of Funds believes it is important for you – and other investors — to stay true to your individual financial goals, we too endeavor to remain aligned with the stated investment mandates for each of Aquila Group of Funds’ single-state municipal bond funds. Our goal is to achieve your Trust’s investment objective of delivering the highest level of income exempt from regular federal and state income taxes, as is consistent with preservation of capital.

Your Trust’s investment management team is locally-based in the state in which it invests. We firmly believe this is a distinguishing advantage, as it provides an up-close perspective and valuable insight into the issuers and economy in the state. Your dedicated team of investment professionals continually draws upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Employing an active management strategy, we strive to maximize tax-exempt income while at the same time seeking to safeguard the value of our shareholders’ investments across all our municipal bond funds.

Thank you for your investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

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Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, political instability, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, sanctions or other government actions, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past decade, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Trust’s investments, impair the Trust’s ability to satisfy redemption requests, and negatively impact the Trust’s performance.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Trust invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Trust’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Trust’s investments.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Trust’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

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The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Semi-Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2023 (unaudited)

Principal Amount	General Obligation Bonds (39.3%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (14.6%)
	City and County of Honolulu, Hawaii
$ 1,000,000	5.000%, 10/01/23 Series A	Aa2/NR/AA+	$ 1,000,000
1,000,000	5.000%, 10/01/25 Series A	Aa2/NR/AA+	1,024,530
5,055,000	5.000%, 10/01/26 Series A	Aa2/NR/AA+	5,170,153
1,735,000	5.000%, 10/01/29 Series A	Aa2/NR/AA+	1,774,523
1,300,000	5.000%, 10/01/35 Series A	Aa2/NR/AA+	1,321,866
1,000,000	5.000%, 10/01/36 Series A	Aa2/NR/AA+	1,014,140
2,860,000	5.000%, 10/01/23 Series C	Aa2/NR/AA+	2,860,000
2,095,000	5.000%, 10/01/27 Series C	Aa2/NR/AA+	2,142,724
4,510,000	5.000%, 10/01/28 Series C	Aa2/NR/AA+	4,612,738
575,000	5.000%, 10/01/29 Series C	Aa2/NR/AA+	588,099
1,820,000	5.000%, 09/01/29 Series 2017E	Aa2/NR/AA+	1,910,854
1,130,000	5.000%, 09/01/32 Series 2018A	Aa2/NR/AA+	1,197,517
1,500,000	5.000%, 09/01/25 Series 2019A	Aa2/NR/AA+	1,535,355
1,060,000	5.000%, 09/01/26 Series 2019A	Aa2/NR/AA+	1,100,545
3,000,000	4.000%, 08/01/36 Series 2019C	Aa2/NR/AA+	2,945,280
1,565,000	4.000%, 08/01/43 Series 2019C	Aa2/NR/AA+	1,432,898
500,000	4.000%, 09/01/36 Series 2020A	Aa2/NR/AA+	490,235
640,000	4.000%, 09/01/39 Series 2020A	Aa2/NR/AA+	603,424
500,000	4.000%, 09/01/40 Series 2020A	Aa2/NR/AA+	466,295
1,000,000	3.000%, 07/01/37 Series 2020C	Aa2/NR/AA+	812,210
1,000,000	4.000%, 07/01/39 Series 2020C	Aa2/NR/AA+	942,860
930,000	5.000%, 07/01/43 Series 2020C	Aa2/NR/AA+	959,807
175,000	5.000%, 07/01/33 Series 2020F	Aa2/NR/AA+	188,888
1,250,000	5.000%, 07/01/35 Series 2020F	Aa2/NR/AA+	1,341,050
3,920,000	5.250%, 07/01/46 Series 2022B	Aa2/NR/AA+	4,106,984
5,155,000	5.000%, 07/01/47 Series 2022B	Aa2/NR/AA+	5,299,495
2,435,000	5.000%, 07/01/42 Series 2023A	NR/AA+/AA+	2,543,017
1,500,000	5.000%, 07/01/43 Series 2023A	NR/AA+/AA+	1,563,315
3,400,000	5.000%, 07/01/44 Series 2023A	NR/AA+/AA+	3,534,402
3,455,000	5.000%, 07/01/45 Series 2023A	NR/AA+/AA+	3,582,524
3,865,000	5.000%, 07/01/46 Series 2023A	NR/AA+/AA+	3,997,724
4,115,000	5.000%, 07/01/47 Series 2023A	NR/AA+/AA+	4,248,820
3,325,000	5.000%, 07/01/48 Series 2023A	NR/AA+/AA+	3,401,309
	Total City & County		69,713,581

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	County (9.9%)
	County of Hawaii
$ 1,000,000	5.000%, 09/01/30 Series 2016A	Aa2/AA+/NR	$ 1,026,840
1,095,000	4.000%, 09/01/35 Series 2016A	Aa2/AA+/NR	1,085,594
4,000,000	5.000%, 09/01/29 Series 2017A	Aa2/NR/AA+	4,175,440
2,000,000	4.000%, 09/01/28 Series 2017D	Aa2/NR/AA+	2,019,400
1,000,000	4.000%, 09/01/31 Series 2017D	Aa2/NR/AA+	1,003,880
1,050,000	5.000%, 09/01/25 Series 2020A	Aa2/AA+/AA+	1,074,748
2,000,000	5.000%, 09/01/29 Series 2020A	Aa2/AA+/AA+	2,156,320
2,250,000	5.000%, 09/01/31 Series 2020A	Aa2/AA+/AA+	2,450,115
1,000,000	5.000%, 09/01/37 Series 2020A	Aa2/AA+/AA+	1,061,970
4,570,000	5.000%, 09/01/41 Series 2023	NR/AA+/AA+	4,836,157
	County of Kauai, Hawaii
300,000	3.000%, 08/01/24 Series 2017	Aa2/NR/AA	296,400
295,000	5.000%, 08/01/25 Series 2017	Aa2/NR/AA	301,517
235,000	5.000%, 08/01/26 Series 2017	Aa2/NR/AA	243,364
285,000	5.000%, 08/01/28 Series 2017	Aa2/NR/AA	299,056
825,000	2.500%, 08/01/29 Series 2017	Aa2/NR/AA	767,580
385,000	5.000%, 08/01/30 Series 2017	Aa2/NR/AA	402,587
200,000	4.000%, 08/01/32 Series 2017	Aa2/NR/AA	201,446
200,000	5.000%, 08/01/37 Series 2017	Aa2/NR/AA	205,894
	County of Maui, Hawaii
4,500,000	5.000%, 09/01/30 Series 2018	Aa2/AA+/AA+	4,775,895
1,000,000	5.000%, 03/01/33 Series 2020	Aa2/AA+/AA+	1,077,930
1,275,000	5.000%, 03/01/34 Series 2020	Aa2/AA+/AA+	1,369,465
1,200,000	5.000%, 03/01/40 Series 2020	Aa2/AA+/AA+	1,246,188
1,000,000	5.000%, 03/01/33 Series 2022	Aa2/AA+/AA+	1,098,800
925,000	5.000%, 03/01/34 Series 2022	Aa2/AA+/AA+	1,011,423
1,650,000	5.000%, 03/01/38 Series 2022	Aa2/AA+/AA+	1,743,044
3,885,000	5.000%, 03/01/39 Series 2022	Aa2/AA+/AA+	4,084,534
4,075,000	5.000%, 03/01/40 Series 2022	Aa2/AA+/AA+	4,266,810
1,350,000	5.000%, 03/01/41 Series 2022	Aa2/AA+/AA+	1,407,969
1,575,000	5.000%, 03/01/42 Series 2022	Aa2/AA+/AA+	1,636,000
	Total County		47,326,366

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State (14.8%)
	State of Hawaii
$ 3,410,000	5.000%, 08/01/27 Series EO	NR/AA+/AA	$ 3,436,530
1,735,000	5.000%, 08/01/28 Series EO	NR/AA+/AA	1,747,232
1,475,000	5.000%, 08/01/29 Series EO	NR/AA+/AA	1,483,717
3,195,000	5.000%, 08/01/30 Series EO	Aa2/AA+/AA	3,211,039
5,000,000	5.000%, 08/01/24 Series EP	Aa2/AA+/AA	5,044,900
2,085,000	5.000%, 10/01/26 Series EZ	Aa2/AA+/AA	2,131,287
6,225,000	5.000%, 04/01/27 Series FB	Aa2/AA+/AA	6,396,934
2,255,000	4.000%, 04/01/29 Series FB	Aa2/AA+/AA	2,261,923
825,000	5.000%, 10/01/25 Series FH	Aa2/AA+/AA	845,394
6,460,000	4.000%, 10/01/30 Series FH	Aa2/AA+/AA	6,457,158
1,215,000	5.000%, 10/01/31 Series FN	Aa2/AA+/AA	1,273,575
10,100,000	5.000%, 01/01/29 Series FT	Aa2/AA+/AA	10,638,431
1,680,000	5.000%, 01/01/30 Series FT	Aa2/AA+/AA	1,768,351
4,100,000	5.000%, 01/01/33 Series FT	Aa2/AA+/AA	4,313,282
1,095,000	5.000%, 01/01/38 Series FT	Aa2/AA+/AA	1,127,883
3,000,000	5.000%, 01/01/24 Series FW	Aa2/AA+/AA	3,007,020
4,000,000	4.000%, 01/01/25 Series FW	Aa2/AA+/AA	4,007,560
2,000,000	4.000%, 01/01/34 Series FW	Aa2/AA+/AA	2,004,900
3,000,000	5.000%, 01/01/37 Series FW	Aa2/AA+/AA	3,144,630
6,000,000	5.000%, 01/01/38 Series FW	Aa2/AA+/AA	6,238,260
400,000	5.000%, 01/01/39 Series FW	Aa2/AA+/AA	414,812
	Total State		70,954,818
	Total General Obligation Bonds		187,994,765

	Revenue Bonds (52.9%)
	Airport (4.8%)
	State of Hawaii Airport System Revenue
2,000,000	5.000%, 07/01/41 Series 2015A AMT	A1/AA-/A+	1,996,920
3,000,000	5.000%, 07/01/45 Series 2015A AMT	A1/AA-/A+	2,989,350
2,465,000	5.000%, 07/01/48 Series 2018A AMT	A1/AA-/A+	2,456,890
300,000	5.000%, 07/01/34 Series 2020D	A1/AA-/A+	321,090
12,000,000	5.000%, 07/01/51 Series 2022A AMT	A1/AA-/A+	11,900,640

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Airport (continued)
	State of Hawaii Department of Transportation Airports Division Lease Revenue COP AMT
$ 3,435,000	5.250%, 08/01/25 Series 2013	A2/A+/A	$ 3,435,515
	Total Airport		23,100,405

	Education (5.4%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Mid-Pacific Institute)
340,000	4.000%, 01/01/28 Series 2020	NR/BBB+/NR	328,804
360,000	4.000%, 01/01/29 Series 2020	NR/BBB+/NR	345,366
540,000	4.000%, 01/01/32 Series 2020	NR/BBB+/NR	504,900
540,000	4.000%, 01/01/33 Series 2020	NR/BBB+/NR	500,704
435,000	3.000%, 01/01/34 Series 2020	NR/BBB+/NR	357,527
300,000	3.000%, 01/01/35 Series 2020	NR/BBB+/NR	243,228
280,000	3.000%, 01/01/36 Series 2020	NR/BBB+/NR	221,329
	University of Hawaii
1,055,000	4.000%, 10/01/23 Series 2015B	Aa3/NR/AA	1,055,000
1,250,000	4.000%, 10/01/24 Series 2015B	Aa3/NR/AA	1,250,875
1,125,000	5.000%, 10/01/25 Series 2015B	Aa3/NR/AA	1,149,772
1,065,000	5.000%, 10/01/26 Series 2015B	Aa3/NR/AA	1,084,340
4,635,000	5.000%, 10/01/29 Series 2015E	Aa3/NR/AA	4,769,322
3,825,000	5.000%, 10/01/31 Series 2015E	Aa3/NR/AA	3,919,554
1,595,000	5.000%, 10/01/25 Series 2017F	Aa3/NR/AA	1,630,122
1,335,000	5.000%, 10/01/29 Series 2017F	Aa3/NR/AA	1,396,170
2,080,000	5.000%, 10/01/30 Series 2017F	Aa3/NR/AA	2,175,846
2,690,000	5.000%, 10/01/31 Series 2017F	Aa3/NR/AA	2,815,757
230,000	5.000%, 10/01/23 Series 2020B	Aa3/NR/AA	230,000
2,000,000	4.000%, 10/01/33 Series 2020D	Aa3/NR/AA	2,004,360
	Total Education		25,982,976

	Housing (0.4%)
	State of Hawaii Housing Finance and Development Corp., Iwilei Apartments
1,825,000	3.750%, 01/01/31 Series 2012A FHLMC Insured Liquidity Agreement	NR/AA+/NR	1,819,470

4  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Medical (10.9%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health)
$ 1,645,000	5.000%, 07/01/24 Group A	A1/NR/AA-	$ 1,657,025
1,890,000	5.000%, 07/01/25 Group A	A1/NR/AA-	1,924,889
1,745,000	5.000%, 07/01/29 Group A	A1/NR/AA-	1,850,066
1,855,000	5.000%, 07/01/30 Group A	A1/NR/AA-	1,979,841
1,975,000	5.000%, 07/01/31 Group A	A1/NR/AA-	2,121,821
5,240,000	5.000%, 07/01/33 Group A	A1/NR/AA-	5,697,504
2,675,000	5.000%, 07/01/37 Group B	A1/NR/AA-	2,816,561
2,030,000	5.000%, 07/01/25 Group B	A1/NR/AA-	2,067,474
2,460,000	5.000%, 07/01/29 Group B	A1/NR/AA-	2,608,117
2,585,000	5.000%, 07/01/30 Group B	A1/NR/AA-	2,758,970
2,855,000	5.000%, 07/01/32 Group B	A1/NR/AA-	3,089,966
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Queens Health System)
3,120,000	5.000%, 07/01/25 Series 2015A	NR/AA-/AA	3,170,731
1,500,000	5.000%, 07/01/26 Series 2015A	NR/AA-/AA	1,525,035
2,400,000	5.000%, 07/01/27 Series 2015A	NR/AA-/AA	2,442,288
600,000	5.000%, 07/01/28 Series 2015A	NR/AA-/AA	610,296
15,520,000	5.000%, 07/01/35 Series 2015A	NR/AA-/AA	15,763,354
	Total Medical		52,083,938

	Transportation (9.3%)
	State of Hawaii Harbor System
1,000,000	4.000%, 07/01/33 Series 2020A AMT	Aa3/NR/AA-	957,400
495,000	4.000%, 07/01/35 Series 2020A AMT	Aa3/NR/AA-	465,988
10,000,000	4.000%, 07/01/36 Series 2020A AMT	Aa3/NR/AA-	9,238,400
9,000,000	4.000%, 07/01/37 Series 2020A AMT	Aa3/NR/AA-	8,295,840
430,000	5.000%, 07/01/29 Series 2020C	Aa3/NR/AA-	461,390
200,000	4.000%, 07/01/34 Series 2020C	Aa3/NR/AA-	197,028
560,000	4.000%, 07/01/37 Series 2020C	Aa3/NR/AA-	526,658
875,000	4.000%, 07/01/38 Series 2020C	Aa3/NR/AA-	818,711

5  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (continued)
	State of Hawaii Highway Revenue
$ 1,500,000	5.000%, 01/01/27 Series 2016A	Aa2/AA+/AA	$ 1,544,190
5,000,000	5.000%, 01/01/30 Series 2016A	Aa2/AA+/AA	5,134,150
4,750,000	4.000%, 01/01/31 Series 2016A	Aa2/AA+/AA	4,726,772
1,000,000	5.000%, 01/01/32 Series 2019A	Aa2/AA+/NR	1,065,100
1,010,000	5.000%, 01/01/35 Series 2021	Aa2/AA+/NR	1,094,618
2,800,000	5.000%, 01/01/37 Series 2021	Aa2/AA+/NR	2,991,856
3,000,000	5.000%, 01/01/39 Series 2021	Aa2/AA+/NR	3,160,470
3,580,000	5.000%, 01/01/41 Series 2021	Aa2/AA+/NR	3,751,339
	Total Transportation		44,429,910

	Utility (1.7%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.)
6,300,000	3.200%, 07/01/39 Series 2019	Ba3/NR/B+	4,037,607
7,000,000	3.500%, 10/01/49 Series 2019 AMT	Ba3/NR/B+	4,260,550
	Total Utility		8,298,157

	Water & Sewer (19.4%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System
1,030,000	5.000%, 07/01/24 Series 2014A	Aa2/NR/AAA	1,038,055
1,890,000	4.000%, 07/01/37 Series 2020A	NR/AAA/AAA	1,835,303
500,000	5.000%, 07/01/32 Series 2021A	NR/AAA/AAA	549,035
35,000	4.000%, 07/01/39 Series 2021A	NR/AAA/AAA	32,558
2,565,000	4.000%, 07/01/46 Series 2021A	NR/AAA/AAA	2,269,743
10,000,000	4.000%, 07/01/47 Series 2022A	NR/AAA/AAA	8,781,100
760,000	5.000%, 07/01/40 Series 2023	NR/AAA/AAA	803,647
800,000	5.000%, 07/01/41 Series 2023	NR/AAA/AAA	845,944
885,000	5.000%, 07/01/43 Series 2023	NR/AAA/AAA	929,498
5,150,000	5.000%, 07/01/52 Series 2023	NR/AAA/AAA	5,327,572

6  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution)
$ 1,500,000	5.000%, 07/01/24 Senior Series 2015B	Aa2/NR/AA	$ 1,511,730
2,095,000	5.000%, 07/01/25 Senior Series 2015B	Aa2/NR/AA	2,137,947
2,085,000	5.000%, 07/01/34 Senior Series 2016A	Aa2/NR/AA	2,142,588
635,000	5.000%, 07/01/35 Senior Series 2016B	Aa2/NR/AA	650,875
6,000,000	5.000%, 07/01/36 Senior Series 2018A	Aa2/NR/AA	6,266,940
770,000	5.000%, 07/01/44 Senior Series 2019A	Aa2/NR/AA	791,475
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Green Bond
4,000,000	5.000%, 07/01/47 Senior Series 2022A	Aa2/NR/AA	4,141,240
17,500,000	5.250%, 07/01/51 Senior Series 2022A	Aa2/NR/AA	18,358,900
19,360,000	5.000%, 07/01/51 Senior Series 2022A	Aa2/NR/AA	19,894,142
10,000,000	5.250%, 07/01/53 Senior Series 2023	NR/AA+/AA	10,532,000
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2015A
4,000,000	5.000%, 07/01/25 Junior Series 2015A	Aa3/NR/AA-	4,080,640
	Total Water & Sewer		92,920,932

	Other (1.0%)
	Hawaii State Department of Hawaiian Home Lands
500,000	5.000%, 04/01/24 Series 2017	A1/NR/NR	502,390
945,000	5.000%, 04/01/26 Series 2017	A1/NR/NR	971,781
905,000	5.000%, 04/01/29 Series 2017	A1/NR/NR	934,919
840,000	5.000%, 04/01/30 Series 2017	A1/NR/NR	865,007
	Hawaii State Department of Hawaiian Home Lands, COP (Kapolei Office Facility)
330,000	5.000%, 11/01/24 Series 2017A	Aa3/NR/NR	333,709
145,000	5.000%, 11/01/25 Series 2017A	Aa3/NR/NR	148,313
1,115,000	5.000%, 11/01/27 Series 2017A	Aa3/NR/NR	1,173,002
	Total Other		4,929,121
	Total Revenue Bonds		253,564,909

7  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Principal Amount	Pre-Refunded Bonds (5.3%)††	Ratings Moody’s, S&P and Fitch	Value
	Pre-Refunded General Obligation Bonds (3.0%)
	State (3.0%)
	State of Hawaii
$ 590,000	5.000%, 08/01/27 Series EO	NR/NR/NR*	$ 595,251
265,000	5.000%, 08/01/28 Series EO	NR/NR/NR*	267,359
570,000	5.000%, 08/01/29 Series EO	NR/NR/NR*	575,073
5,280,000	5.000%, 08/01/25 Series EP	Aa2/AA+/AA	5,331,269
5,300,000	5.000%, 08/01/26 Series EP	Aa2/AA+/AA	5,351,463
2,070,000	5.000%, 10/01/30 Series ET	Aa2/AA+/AA	2,117,569
	Total Pre-Refunded General Obligation Bonds		14,237,984

	Pre-Refunded Revenue Bonds (2.3%)
	Water & Sewer (2.3%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System
1,795,000	5.000%, 07/01/26 Series 2014A	Aa2/NR/AAA	1,809,827
875,000	5.000%, 07/01/27 Series 2014A	Aa2/NR/AAA	882,228
1,750,000	5.000%, 07/01/28 Series 2014A	Aa2/NR/AAA	1,764,455
360,000	5.000%, 07/01/29 Series 2014A	Aa2/NR/AAA	362,974
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution)
200,000	5.000%, 07/01/40 Senior Series 2015A	Aa2/NR/AA	204,134
2,150,000	5.000%, 07/01/30 Senior Series 2015B	Aa2/NR/AA	2,194,441
3,700,000	5.000%, 07/01/31 Senior Series 2015B	Aa2/NR/AA	3,776,479
	Total Pre-Refunded Revenue Bonds		10,994,538
	Total Pre-Refunded Bonds		25,232,522
	Total Municipal Bonds (cost $502,376,007)		466,792,196

8  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Shares	Short-Term Investment (1.0%)	Ratings Moody’s, S&P and Fitch	Value
4,924,718	Dreyfus Government Cash Management, Institutional Shares, 5.22%** (cost $4,924,718)	Aaa-mf/AAAm/NR	$ 4,924,718

	Total Investments (cost $507,300,725 - note 4)	98.5%	471,716,914
	Other assets less liabilities	1.5	7,326,541
	Net Assets	100.0%	$ 479,043,455

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa-mf of Moody's or AAA and AAAm of S&P or AAA of Fitch	5.8%
Pre-Refunded Bonds††	5.4
Aa of Moody's or AA of S&P or Fitch	85.1
A of Moody's or S&P or Fitch	1.4
Baa of Moody's or BBB of S&P	0.5
Ba of Moody’s	1.8
100.0%

PORTFOLIO ABBREVIATIONS
AMT - Alternative Minimum Tax COP - Certificates of Participation FHLMC - Federal Home Loan Mortgage Corp. NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

9  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2023 (unaudited)

ASSETS
Investments at value (cost $507,300,725)	$471,716,914
Interest receivable	5,720,729
Receivable for investment securities sold	2,628,471
Receivable for Trust Shares sold	364,815
Other assets	57,477
Total assets	480,488,406
LIABILITIES
Payables:
Fund shares redeemed	887,269
Advisory and Administrative fees	180,291
Dividends	177,790
Distribution and service fees payable	940
Accrued other expenses	198,661
Total liabilities	1,444,951
NET ASSETS	$479,043,455
Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$475,135
Additional paid-in capital	521,788,123
Total distributable earnings (losses)	(43,219,803)
$479,043,455
CLASS A
Net Assets	$417,991,683
Capital shares outstanding	41,466,229
Net asset value and redemption price per share	$10.08
Maximum offering price per share (100/97 of $10.08)	$10.39
CLASS C
Net Assets	$7,179,672
Capital shares outstanding	712,674
Net asset value and offering price per share	$10.07
CLASS F
Net Assets	$433,884
Capital shares outstanding	42,979
Net asset value, offering and redemption price per share	$10.10
CLASS Y
Net Assets	$53,438,216
Capital shares outstanding	5,291,623
Net asset value, offering and redemption price per share	$10.10

See accompanying notes to financial statements.

10  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2023 (unaudited)

Investment Income
Interest income		$7,022,410

Expenses
Investment Adviser fee (note 3)	$584,279
Administrator/Business Manager fee (note 3)	558,876
Distribution and service fee (note 3)	485,569
Transfer and shareholder servicing agent fees	180,249
Trustees’ fees and expenses (note 7)	135,085
Fund accounting fees	69,938
Legal fees	61,364
Registration fees and dues	18,884
Auditing and tax fees	18,099
Insurance	13,486
Shareholders’ reports and proxy statements	9,546
Custodian fees	8,043
Credit facility fees (note 10)	7,736
Compliance services (note 3)	5,186
Miscellaneous	11,585

Total expenses		2,167,925
Net investment income		4,854,485

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(4,437,338)
Change in unrealized appreciation (depreciation) on investments	(21,593,268)

Net realized and unrealized gain (loss) on investments		(26,030,606)
Net change in net assets resulting from operations		$(21,176,121)

See accompanying notes to financial statements.

11  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31, 2023
OPERATIONS:
Net investment income	$4,854,485	$8,877,774
Realized gain (loss) from securities transactions	(4,437,338)	(2,262,391)
Change in unrealized appreciation (depreciation) on investments	(21,593,268)	(8,910,550)
Change in net assets resulting from operations	(21,176,121)	(2,295,167)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,212,159)	(7,761,146)

Class C Shares	(46,839)	(105,568)

Class F Shares	(4,493)	(5,174)

Class Y Shares	(590,995)	(1,178,990)
Change in net assets from distributions	(4,854,486)	(9,050,878)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	9,960,092	32,952,870
Reinvested dividends and distributions	3,823,618	7,101,764
Cost of shares redeemed	(32,455,329)	(91,261,992)
Change in net assets from capital share transactions	(18,671,619)	(51,207,358)

Change in net assets	(44,702,226)	(62,553,403)

NET ASSETS:
Beginning of period	523,745,681	586,299,084
End of period	$479,043,455	$523,745,681

See accompanying notes to financial statements.

12  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2023 (unaudited)

1. Organization

Hawaiian Tax-Free Trust (the “Trust”), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by the Trust’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Hawaiian Tax-Free Trust Board has designated the Asset Management Group of Bank of Hawaii as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. The Asset Management Group of Bank of Hawaii as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.
b)	Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

13  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of September 30, 2023:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$4,924,718
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	466,792,196
Level 3 – Significant Unobservable Inputs	—
Total	$471,716,914
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount.
e)	Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2020 – 2022) or expected to be taken in the Trust’s 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

14  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2023, there were no items identified that have been reclassified among components of net assets.
i)	The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

The Asset Management Group of Bank of Hawaii (the “Adviser”), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust’s investments. Aquila Investment Management LLC (the “Administrator/Business Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Administrator/Business Manager for the Trust under an Administration and Business Management Agreement with the Trust. The Administrator/Business Manager provides all administrative services to the Trust other than those relating to its investment portfolio. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the transfer and shareholder servicing agent, fund accounting agent, custodian, legal counsel, auditors and distributor.

The Trust pays the Adviser a fee which is payable monthly and computed on the net assets of the Trust as of the close of business each day at the annual rate of 0.23% of the Trust’s net assets up to and including $875 million; 0.17% of the Trust’s net assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net assets over $1.5 billion. For its services, the Administrator/Business Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.22% of the Trust’s net assets.

15  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Under a Compliance Agreement with the Administrator/Business Manager, the Administrator/Business Manager is additionally compensated by the Trust for compliance related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Adviser and the Administrator/Business Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.20% of the Trust’s average net assets represented by Class A Shares. For the six months ended September 30, 2023, distribution fees on Class A Shares amounted to $442,558 of which the Distributor retained $30,995.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the six months ended September 30, 2023, amounted to $32,258. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the six months ended September 30, 2023, amounted to $10,753. The total of these payments made with respect to Class C Shares amounted to $43,011 of which the Distributor retained $10,773.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Hawaii, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2023, total commissions on sales of Class A Shares amounted to $20,636, of which the Distributor received $4,860.

16  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

c)	Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2023, purchases of securities and proceeds from the sales of securities aggregated $68,074,447 and $81,161,475, respectively.

At September 30, 2023, the aggregate tax cost for all securities was $507,300,725. At September 30, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,540 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $35,588,351 for a net unrealized depreciation of $35,583,811.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers’ ability to meet their obligations. At September 30, 2023, the Trust had all of its long-term portfolio holdings invested in the securities of Hawaii issuers.

17  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Six Months Ended September 30, 2023 (unaudited)		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	587,625	$6,156,862	2,038,359	$21,455,585
Reinvested dividends and distributions	317,685	3,307,199	581,015	6,110,935
Cost of shares redeemed	(2,380,407)	(24,897,422)	(5,732,124)	(60,417,058)
Net change	(1,475,097)	(15,433,361)	(3,112,750)	(32,850,538)

Class C Shares:
Proceeds from shares sold	6,961	72,906	74,606	790,826
Reinvested dividends and distributions	3,800	39,556	8,606	90,441
Cost of shares redeemed	(219,223)	(2,299,746)	(570,140)	(6,017,240)
Net change	(208,462)	(2,187,284)	(486,928)	(5,135,973)

Class F Shares:
Proceeds from shares sold	8,205	85,258	25,612	269,953
Reinvested dividends and distributions	431	4,492	491	5,175
Cost of shares redeemed	(5,892)	(61,920)	(3,987)	(42,185)
Net change	2,744	27,830	22,116	232,943

Class Y Shares:
Proceeds from shares sold	347,180	3,645,066	986,246	10,436,506
Reinvested dividends and distributions	45,281	472,371	84,951	895,213
Cost of shares redeemed	(495,380)	(5,196,241)	(2,348,774)	(24,785,509)
Net change	(102,919)	(1,078,804)	(1,277,577)	(13,453,790)
Total transactions in Trust shares	(1,783,734)	$(18,671,619)	(4,855,139)	$(51,207,358)

7. Trustees’ Fees and Expenses

At September 30, 2023, there were 4 Trustees, one of whom is affiliated with the Administrator/Business Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2023 was $105,666. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the

18  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the six months ended September 30, 2023, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $29,419.

8. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash at the shareholder’s option. The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends and distributions may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2023, the Trust had capital loss carry forwards of $2,179,380 where the $1,435,345 retains it character of short-term and $744,035 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2023, the Fund had post-October losses of $1,021,472, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net tax-exempt income	$8,632,836	$9,312,098
Ordinary Income	244,518	6,182
Capital gains	173,524	656,052
	$9,050,878	$9,974,332

19  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

As of March 31, 2023, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(13,990,543)
Undistributed tax-exempt income	170,496
Post October losses	(1,021,472)
Other temporary differences	(168,297)
Accumulated net realized loss on investments	(2,179,380)
$(17,189,196)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2024 (per the August 23, 2023 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2023.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, political instability, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, sanctions or other government actions, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past decade, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the

20  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Trust’s investments, impair the Trust’s ability to satisfy redemption requests, and negatively impact the Trust’s performance.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Trust invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Trust’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Trust’s investments.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Trust’s assets may go down.

21  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2023 (unaudited)

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

22  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/23	Year Ended March 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.62	$10.82	$11.48	$11.36	$11.29	$11.14
Income (loss) from investment operations:
Net investment income(1)	0.10	0.17	0.17	0.19	0.21	0.23
Net gain (loss) on securities (both realized and unrealized)	(0.54)	(0.19)	(0.65)	0.14	0.07	0.15
Total from investment operations	(0.44)	(0.02)	(0.48)	0.33	0.28	0.38
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.18)	(0.17)	(0.19)	(0.21)	(0.23)
Distributions from capital gains	—	—†	(0.01)	(0.02)	—†	—
Total distributions	(0.10)	(0.18)	(0.18)	(0.21)	(0.21)	(0.23)
Net asset value, end of period	$10.08	$10.62	$10.82	$11.48	$11.36	$11.29
Total return (not reflecting sales charge)	(4.17)%(2)	(0.19)%	(4.25)%	2.97%	2.51%	3.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$418	$456	$499	$549	$553	$571
Ratio of expenses to average net assets	0.86%(3)	0.86%	0.82%	0.83%	0.88%	0.85%
Ratio of net investment income to average net assets	1.90%(3)	1.64%	1.47%	1.68%	1.84%	2.03%
Portfolio turnover rate	14%(2)	21%	14%	9%	12%	10%

†	Capital gain distribution less than $0.01.
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

See accompanying notes to financial statements.

23  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/23	Year Ended March 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.62	$10.82	$11.47	$11.36	$11.28	$11.13
Income (loss) from investment operations:
Net investment income(1)	0.06	0.09	0.08	0.10	0.12	0.14
Net gain (loss) on securities (both realized and unrealized)	(0.55)	(0.20)	(0.64)	0.13	0.08	0.15
Total from investment operations	(0.49)	(0.11)	(0.56)	0.23	0.20	0.29
Less distributions (note 9):
Dividends from net investment income	(0.06)	(0.09)	(0.08)	(0.10)	(0.12)	(0.14)
Distributions from capital gains	—	—†	(0.01)	(0.02)	—†	—
Total distributions	(0.06)	(0.09)	(0.09)	(0.12)	(0.12)	(0.14)
Net asset value, end of period	$10.07	$10.62	$10.82	$11.47	$11.36	$11.28
Total return (not reflecting CDSC)	(4.65)%(2)	(0.99)%	(4.94)%	2.06%	1.78%	2.59%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$10	$15	$20	$24	$29
Ratio of expenses to average net assets	1.66%(3)	1.66%	1.62%	1.63%	1.68%	1.65%
Ratio of net investment income to average net assets	1.09%(3)	0.82%	0.67%	0.87%	1.03%	1.22%
Portfolio turnover rate	14%(2)	21%	14%	9%	12%	10%

†	Capital gain distribution less than $0.01.
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

See accompanying notes to financial statements.

24  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
						For the
						Period
	Six					November 30,
	Months					2018*
	Ended					through
	9/30/23	Year Ended March 31,				March 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.64	$10.84	$11.50	$11.39	$11.30	$11.06
Income (loss) from investment operations:
Net investment income(1)	0.11	0.20	0.20	0.22	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.54)	(0.20)	(0.65)	0.13	0.09	0.24
Total from investment operations	(0.43)	—	(0.45)	0.35	0.32	0.32
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.20)	(0.20)	(0.22)	(0.23)	(0.08)
Distributions from capital gains	—	—†	(0.01)	(0.02)	—†	—
Total distributions	(0.11)	(0.20)	(0.21)	(0.24)	(0.23)	(0.08)
Net asset value, end of period	$10.10	$10.64	$10.84	$11.50	$11.39	$11.30
Total return	(4.05)%(2)	0.05%	(4.02)%	3.11%	2.91%	2.93%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.43	$0.43	$0.20	$0.30	$0.11	$0.02
Ratio of expenses to average net assets	0.64%(3)	0.62%	0.60%	0.59%	0.66%	0.67%(3)
Ratio of net investment income to average net assets	2.13%(3)	1.89%	1.70%	1.89%	2.00%	2.19%(3)
Portfolio turnover rate	14%(2)	21%	14%	9%	12%	10%(3)

*	Commencement of operations.
†	Capital gain distribution less than $0.01.
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

See accompanying notes to financial statements.

25  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/23	Year Ended March 31,
	(unaudited)	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.64	$10.84	$11.50	$11.39	$11.31	$11.16
Income (loss) from investment operations:
Net investment income(1)	0.11	0.19	0.19	0.22	0.23	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.54)	(0.19)	(0.65)	0.13	0.08	0.15
Total from investment operations	(0.43)	—	(0.46)	0.35	0.31	0.40
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.20)	(0.19)	(0.22)	(0.23)	(0.25)
Distributions from capital gains	—	—†	(0.01)	(0.02)	—†	—
Total distributions	(0.11)	(0.20)	(0.20)	(0.24)	(0.23)	(0.25)
Net asset value, end of period	$10.10	$10.64	$10.84	$11.50	$11.39	$11.31
Total return	(4.07)%(2)	0.01%	(4.05)%	3.08%	2.80%	3.62%
Ratios/supplemental data
Net assets, end of period (in millions)	$53	$57	$72	$76	$69	$64
Ratio of expenses to average net assets	0.66%(3)	0.66%	0.62%	0.63%	0.69%	0.65%
Ratio of net investment income to average net assets	2.10%(3)	1.83%	1.66%	1.87%	2.03%	2.22%
Portfolio turnover rate	14%(2)	21%	14%	9%	12%	10%

†	Capital gain distribution less than $0.01.
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

See accompanying notes to financial statements.

26  |  Hawaiian Tax-Free Trust

Additional Information (unaudited):

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Hawaiian Tax-Free Trust (the “Trust”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). The Trust’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 2, 2023 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2022 through April 30, 2023 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether the Trust’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed the Trust’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing the Trust’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Trust would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which the Trust would reasonably anticipate trading: historical net redemption activity, the Trust’s concentration in an issuer, shareholder concentration, Trust performance, Trust size, and distribution channels.

The Committee considered the Trust’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Aquila Group of Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds.

The Committee also performed an analysis to determine whether the Trust is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Trust because the Trust primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

27  |  Hawaiian Tax-Free Trust

Additional Information (unaudited):

Renewal of Investment Advisory Agreement

Asset Management Group of Bank of Hawaii (the “Adviser”) serves as the investment adviser to the Trust pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). In order for the Adviser to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the Advisory Agreement for the Trust.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The Board of Trustees’ Contracts Committee, which is comprised of independent Trustees, met via video conference on September 11, 2023 and again on September 14, 2023, first separately and then in person with the Trustees on September 22, 2023 to review and discuss the contract review materials that were provided in advance of the September 11, 2023 meeting. The Trustees considered, among other things, information presented by the Adviser and by Aquila Investment Management LLC (the “Administrator”). They also considered information presented in a report prepared by an independent consultant with respect to the Trust’s fees, expenses and investment performance, which included comparisons of the Trust’s investment performance against peers and the Trust’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Trust’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Trust provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 22, 2023, based on their evaluation of the information provided by the Adviser, Administrator and the independent consultant, the Trustees of the Trust present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2024. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Adviser to the Trust, taking into account the investment objectives and strategies of the Trust. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees also reviewed the Adviser’s investment approach for the Trust and its research process. The Trustees considered the portfolio managers employed by the Adviser for the Trust and the Adviser’s facilities for credit analysis of the Trust’s portfolio securities. The Trustees noted the extensive experience of the portfolio managers, Messrs. Reid Smith and Stephen Dodge. They also noted that the Adviser, based in Honolulu, has provided local information regarding specific holdings in the Trust’s portfolio, a particular advantage as to holdings with less than the highest ratings from the rating agencies.

28  |  Hawaiian Tax-Free Trust

The Trustees considered that the Adviser had provided all portfolio management services to the Trust that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Trust, given that it seeks to provide shareholders with as high a level of current income exempt from Hawaii state and regular Federal income taxes as is consistent with preservation of capital.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Adviser to the Trust were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Trust

The Trustees reviewed the Trust’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Trust’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged US.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Trust’s average annual total return was lower than the average annual total return of the funds in the Morningstar Category for the one, three, five and ten-year periods ended June 30, 2023. They noted that the Trust’s return for each of the three-year period and six months ended June 30, 2023 was in the third quintile and that its average annual return for each of the one and five-year periods ended June 30, 2023 was in the fourth quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Trust’s shareholders.) The Trustees further considered that the Trust’s average annual total return was less than the average annual total return of the benchmark index for each of the one, three, five and ten-year periods ended June 30, 2023. They further noted, as reflected in the Consultant’s Report, that the Trust’s total return for 2022 outperformed the average annual total return of the funds in the Morningstar Category but underperformed the annual return of its benchmark index for 2022.

The Trustees noted that the Trust invests primarily in municipal obligations issued by the State of Hawaii, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States. The Trustees noted that, unlike the Trust’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. They also noted that less than 1.0% of the benchmark index consists of Hawaii bonds (as of June 30, 2023).

The Trustees discussed the Trust’s performance record with the Adviser and considered the Adviser’s view that the Trust’s performance, as compared to the Morningstar Category, was explained in part by the Trust’s somewhat higher-quality portfolio and lower duration. The Trustees considered that, in periods of volatility, the Trust has historically provided above average returns relative to the funds in the Morningstar Category. They also considered data previously provided by the Adviser that reflected that, during turbulent market periods, the Trust historically has tended to outperform other Hawaii municipal

29  |  Hawaiian Tax-Free Trust

bond funds, as well as the Adviser’s view that the better downside protection historically provided by the Trust in volatile markets is consistent with the expectations of the Trust’s shareholders. Evaluation of the investment performance of the Trust indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Trust Expenses

The Trustees reviewed the Trust’s advisory fees and expenses and compared them to the advisory fee and expense data for the 18 funds in the Trust’s expense group (the “Expense Group”), as selected by the independent consultant (the Trust and 12 other Municipal Single-State Intermediate-Term Bond funds, three Municipal Minnesota Bond funds, two Municipal New Jersey Bond funds, each categorized by Morningstar, Inc. with portfolio assets ranging between $123 million and $972 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection for the Expense Group focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Trust’s advisory fees and expenses to advisory fee data for the Trust’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust’s shareholders.

The Trustees noted the independent consultant’s report compared the aggregate advisory and administration fee for the Trust with the advisory fee data for the Morningstar Category. The Trustees considered that the Trust’s aggregate net advisory and administration fee for its most recent fiscal year was in the fourth quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period and higher than the median net management fee of the funds in the Expense Group (after giving effect to fee waivers in effect for those funds). They also considered that the Trust’s contractual aggregate advisory and administration fee was higher than the average and median contractual advisory fee of the funds in the Morningstar Category (at the Trust’s current asset level and at various asset levels up to $10 billion).

The Trustees considered that the Trust’s net total expenses (for Class A shares) for the most recent fiscal year were in the fifth quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by the Adviser to its other clients. The Trustees noted that, in most instances, the fee rates for those clients were lower than the fees paid to the Adviser with respect to the Trust. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and those client accounts.

The Trustees concluded that the advisory fee and expenses of the Trust were reasonable in relation to the nature and quality of the services provided by the Adviser to the Trust.

Profitability

The Adviser and the Administrator each provided materials which showed the profitability to the Adviser and the Administrator, respectively, of their services to the Trust,

30  |  Hawaiian Tax-Free Trust

as well as material provided by the Administrator which showed the profitability to Aquila Distributors LLC (the “Distributor”) of distribution services provided to the Trust.

The Trustees considered information regarding the profitability of the Adviser with respect to the services provided by the Adviser to the Trust, including the methodology used by the Adviser in allocating certain of its costs to the portfolio management of the Trust. The Trustees concluded that profitability to the Adviser with respect to the services provided to the Trust did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Trust grows

The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Trust. The Trust has in place breakpoints in the advisory fee schedule based on the size of the Trust. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Trust.

Benefits derived or to be derived by the Adviser and its affiliates from the relationship with the Trust

The Trustees observed that, as is generally true of most fund complexes, the Adviser, by providing services to other funds and accounts including the Trust, was able to spread costs as it would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Adviser, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

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Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/01/23	Ending(1) Account Value 9/30/23	Expenses(2) Paid During Period 4/01/23 – 9/30/23	Ending Account Value 9/30/23	Expenses(2) Paid During Period 4/01/23 – 9/30/23	Net Annualized Expense Ratio
A	$1,000	$958.30	$4.21	$1,020.70	$4.34	0.86%
C	$1,000	$953.50	$8.11	$1,016.70	$8.37	1.66%
F	$1,000	$959.50	$3.14	$1,021.80	$3.23	0.64%
Y	$1,000	$959.30	$3.23	$1,021.70	$3.34	0.66%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

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Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Schedules of Investments

Your Trust’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Trust files a complete Schedule of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Trust’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Trust’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Trust’s website, www.aquilafunds.com or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Trust’s Portfolio Holdings Disclosure Policy, the Administrator also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Trust’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2023, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2023, $9,050,878 of dividends paid by Hawaiian Tax-Free Trust, constituting 95.4% of total dividends paid, were exempt-interest dividends, exempt from regular Federal income tax and Hawaii state income tax; $173,524 of dividends paid by the Trust constituting 1.9% of total dividends paid were capital gains distributions and the balance was ordinary dividend income.

Prior to February 15, 2024, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2023 calendar year.

33  |  Hawaiian Tax-Free Trust

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Administrator/Business Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Adviser

ASSET MANAGEMENT GROUP of

BANK of HAWAII

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

Catherine Luke

Randolph P. Perreira

Officers

Diana P. Herrmann, President

Sherri Foster, Senior Vice President

Paul G. O’Brien, Senior Vice President

Stephen J. Caridi, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-HISAR-1123

ITEM 2.    CODE OF ETHICS.

Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.   INVESTMENTS

(a)                 Schedule I – Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.   CONTROLS AND PROCEDURES

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN TAX-FREE TRUST

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 5, 2023

By:  /s/ Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 5, 2023

By:  /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 5, 2023